Exhibit 10(a)27

SECOND AMENDMENT TO THE
DEFERRED STOCK TRUST AGREEMENT
FOR DIRECTORS OF SOUTHERN COMPANY AND ITS SUBSIDIARIES
WHEREAS, the Grantors entered into the Deferred Stock Trust Agreement for Directors of Southern Company and its Subsidiaries (the “Trust”) as amended and restated effective January 1, 2000, and subsequently further amended effective January 1, 2009; and
WHEREAS, the Grantors desire to amend the Trust in order to reflect Southern Company’s divestiture of one of the Grantors, Gulf Power Company, the removal of Gulf Power Company as a Grantor under the Trust, the addition of Southern Company Gas as a Grantor under the Trust, the transfer of sponsorship of the Deferred Compensation Plan from Gulf Power Company to Southern Company, and the addition of the Deferred Compensation Plan sponsored by Southern Company Gas as a plan subject to the Trust; and
WHEREAS, pursuant to Section 4 of the Trust, the Grantors have the authority to amend the Trust at any time prior to a Preliminary CIC, and in the event of a Preliminary CIC may amend the Trust with the agreement of a majority of the Beneficiaries of the Trust, provided in either case the amendment does not increase the duties of the Trustee; and
WHEREAS, this Second Amendment to the Trust will not result in an increase to the duties of the Trustee; and
WHEREAS, Sections 1 and 17(k) of the Trust provide that Beneficiaries for these purposes are Directors of the applicable Grantor who are eligible for a benefit under the applicable Plan, and for whom all amounts due under such Plan have not been satisfied; and
WHEREAS, only Gulf Power Company has experienced a Preliminary CIC.
NOW, THEREFORE, the Grantors hereby amend the Trust as follows:
1.
Effective as of the date Gulf Power Company ceases to be a subsidiary of Southern Company, Gulf Power Company shall cease to be a Grantor of the Trust and all references to Grantor thereunder shall no longer include Gulf Power Company.
2.
Effective as of the date of execution of this Amendment by all Grantors, Southern Company Gas shall be a Grantor of the Trust and all references to Grantor thereunder shall include Southern Company Gas.

3.
Effective as of the date of execution of this Amendment by all Grantors, the last sentence of Section 5 of the Trust is amended by removing the word “or” prior to subsection (d) and adding the following at the end of such sentence:
“or (e) upon written representation to the Trustee that all benefits have been paid to Beneficiaries by a Grantor such that the Grantor has no remaining obligations to any Beneficiary covered by the Trust, assets allocated to the Grantor’s separate Trust account shall be returned to the Grantor regardless of any targeted funding level.”
4.
Effective as of the date Gulf Power Company ceases to be a subsidiary of Southern Company, Exhibit A is deleted in its entirety and replaced with the following:
EXHIBIT A
Plans and Arrangements Subject to the Trust

Deferred Compensation Plan for Directors of Alabama Power Company
Deferred Compensation Plan for Directors of Georgia Power Company
Deferred Compensation Plan for Directors of Mississippi Power Company
Deferred Compensation Plan for Directors of Savannah Electric and Power Company
Deferred Compensation Plan for Directors of Southern Company Gas
Deferred Compensation Plan for Directors of The Southern Company
Deferred Compensation Plan for Directors of Gulf Power Company
(sponsored by Southern Company)

5.
Effective as of the date of execution of this Amendment, Section 16(i) of the Trust is deleted in its entirety and replaced with the following:
“(i)    The Grantors:
Southern Company
Myra C. Bierria
Corporate Secretary
30 Ivan Allen Jr. Boulevard NW
Atlanta, GA 30308”
6.
Effective as of the date of execution of this Amendment, all amounts held by the Trustee under the Trust for the account of Gulf Power Company shall be held by the Trustee under the Trust for the account of Southern Company as plan sponsor of the Deferred Compensation Plan for Directors of Gulf Power Company.
7.
Except as amended herein by this Second Amendment, the Trust shall remain in full force and effect as adopted by the Grantors prior to the adoption of this Second Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to the Trust Agreement as of the 29th day of December, 2018.

ALABAMA POWER COMPANY		MISSISSIPPI POWER COMPANY
By:	/s/Ceila H. Shorts	By:	/s/Jeffrey A. Stone
Name:	Ceila H. Shorts	Name:	Jeffrey A. Stone
Title:	Corporate Secretary	Title:	Vice President & Corporate Secretary

GEORGIA POWER COMPANY		SOUTHERN COMPANY GAS
By:	/s/Kristi L. Dow	By:	/s/Myra C. Bierria
Name:	Kristi L. Dow	Name:	Myra C. Bierria
Title:	Assistant Secretary	Title:	Assistant Secretary

GULF POWER COMPANY		SOUTHERN COMPANY
By:	/s/Jeffrey A. Stone	By:	/s/Myra C. Bierria
Name:	Jeffrey A. Stone	Name:	Myra C. Bierria
Title:	Vice President & Corporate Secretary	Title:	Secretary

ACKNOWLEDGMENT AND AGREEMENT
The undersigned, constituting all of the potential Beneficiaries related to Gulf Power Company, hereby acknowledge and agree to this Second Amendment as of the 29th day of December, 2018.

/s/Allan G. Bense
Allan G. Bense

/s/Deborah H. Calder
Deborah H. Calder

/s/Julian B. MacQueen
Julian B. MacQueen

/s/J. Mort O’Sullivan
J. Mort O’Sullivan

/s/Michael T. Rehwinkel
Michael T. Rehwinkel

William A. Pullum

William C. Cramer, Jr.

Signature Page to Second Amendment to
Director Deferred Stock Trust Agreement
NAI-1505932775v1